Aristotle Portfolio Optimization Conservative Fund
Schedule of Investments
as of June 30, 2024 (Unaudited)

AFFILIATED OPEN-END FUNDS - 71.2%	Shares	Value
Aristotle Core Equity Fund - Class I(a)	443,461	$6,057,681
Aristotle Core Income Fund - Class I(a)(b)	5,797,096	55,478,205
Aristotle Floating Rate Income Fund - Class I(a)	148,297	1,411,791
Aristotle Growth Equity Fund - Class I(a)	490,261	7,471,582
Aristotle High Yield Bond Fund - Class I(a)	768,761	7,026,476
Aristotle International Equity Fund - Class I(a)	382,807	4,199,387
Aristotle Short Duration Income Fund - Class I(a)	1,803,278	18,213,110
TOTAL AFFILIATED OPEN-END FUNDS (Cost $96,226,487)		99,858,232

EXCHANGE TRADED FUNDS - 28.6%	Shares	Value
iShares MSCI EAFE Growth ETF	6,829	698,607
iShares TIPS Bond ETF	52,983	5,657,525
Vanguard Emerging Markets Government Bond ETF	77,913	4,901,507
Vanguard FTSE Emerging Markets ETF	16,203	709,043
Vanguard Mid-Cap Growth ETF	9,175	2,106,213
Vanguard Mid-Cap Value ETF	9,361	1,408,175
Vanguard Real Estate ETF	16,832	1,409,848
Vanguard Total Bond Market ETF	187,136	13,483,149
Vanguard Value ETF	60,134	9,646,095
TOTAL EXCHANGE TRADED FUNDS (Cost $38,062,597)		40,020,162

TOTAL INVESTMENTS - 99.8% (Cost $134,289,084)		$139,878,394
Other Assets in Excess of Liabilities - 0.2%		332,877
TOTAL NET ASSETS - 100.0%		$140,211,271

Percentages are stated as a percent of net assets.

(a)	Affiliated company as defined by the Investment Company Act of 1940.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.